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                                   EXHIBIT 21
                         SUBSIDIARIES OF THE REGISTRANT
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
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            Name of Entity                    State of          Subsidiary of What Entity    "Doing Business As" Name(s)
                                           Incorporation
--------------------------------------- --------------------- ------------------------------ -----------------------------
--------------------------------------- --------------------- ------------------------------ -----------------------------
Ingenix, Inc.                           Delaware              United HealthCare Corporation
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Ovations, Inc.                          Delaware              United HealthCare Corporation
--------------------------------------- --------------------- ------------------------------ -----------------------------

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Specialized Care Services, Inc.         Delaware              United HealthCare Corporation
--------------------------------------- --------------------- ------------------------------ -----------------------------

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Unimerica, Inc.                         Delaware              United HealthCare Corporation
--------------------------------------- --------------------- ------------------------------ -----------------------------

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Uniprise, Inc.                          Delaware              United HealthCare Corporation
--------------------------------------- --------------------- ------------------------------ -----------------------------

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UnitedHealthcare, Inc.                  Delaware              United HealthCare Corporation
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UnitedHealth Capital, Inc.              Delaware              United HealthCare Corporation
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United HealthCare Insurance Company     Connecticut           United HealthCare Corporation
--------------------------------------- --------------------- ------------------------------ -----------------------------
MetraHealth Care Management             Delaware              United HealthCare Insurance
Corporation                                                   Company
--------------------------------------- --------------------- ------------------------------ -----------------------------
United HealthCare of California, Inc.   California            MetraHealth Care Management
                                                              Corporation
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United HealthCare of Colorado, Inc.     Colorado              MetraHealth Care Management
                                                              Corporation
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United HealthCare of New Jersey, Inc.   New Jersey            MetraHealth Care Management
                                                              Corporation
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United HealthCare of New York, Inc.     New York              United HealthCare Insurance
                                                              Company
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United HealthCare Insurance Company     Illinois              United healthcare Insurance
of Illinois                                                   Company
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United HealthCare Insurance Company     Ohio                  United HealthCare Insurance
of Ohio                                                       Company
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The MetraHealth Employee Benefits       Connecticut           United HealthCare Insurance
Company, Inc.                                                 Company
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United HealthCare Services, Inc.        Minnesota             United HealthCare Corporation  EverCare, Optum, United
                                                                                             Resource Networks, United
                                                                                             HealthCare
--------------------------------------- --------------------- ------------------------------ -----------------------------
United HealthCare of Alabama, Inc.      Alabama               United HealthCare Services,
                                                              Inc.
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United HealthCare of Arizona, Inc.      Arizona               United HealthCare Services,
                                                              Inc.
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United HealthCare of Arkansas           Arkansas              United HealthCare Services,
                                                              Inc.
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United HealthCare of California, Inc.   California            United HealthCare Services,
                                                              Inc.
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United HealthCare of Colorado, Inc.     Colorado              United HealthCare Services,
                                                              Inc.
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United HealthCare of Florida, Inc.      Florida               United HealthCare Services,
                                                              Inc.
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United HealthCare of Georgia, Inc.      Georgia               United HealthCare Services,
                                                              Inc.
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United HealthCare of Illinois, Inc.     Illinois              United HealthCare Services,
                                                              Inc.
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United HealthCare of Kentucky, Ltd.     Kentucky              United HealthCare Services,
                                                              Inc.
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United HealthCare of Louisiana, Inc.    Louisiana             United HealthCare Services,
                                                              Inc.
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United HealthCare of Mississippi, Inc.  Mississippi           United HealthCare Services,
                                                              Inc.
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United HealthCare of Nevada, Inc.       Nevada                United HealthCare Services,
                                                              Inc.
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United HealthCare of New England, Inc.  Rhode Island          United HealthCare Services,
                                                              Inc.
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

--------------------------------------- --------------------- ------------------------------ -----------------------------
United HealthCare of New Jersey, Inc.   New Jersey            United HealthCare Services,
                                                              Inc.
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United HealthCare of New York, Inc.     New York              United HealthCare Services,
                                                              Inc.
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United HealthCare of North Carolina,    North Carolina        United HealthCare Services,
Inc.                                                          Inc.
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United HealthCare of Ohio, Inc.         Ohio                  United HealthCare Services,
                                                              Inc.
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United HealthCare of Oregon, Inc.       Oregon                United HealthCare Services,
                                                              Inc.
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United HealthCare of Tennessee, Inc.    Tennessee             United HealthCare Services,
                                                              Inc.
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United HealthCare of Texas, Inc.        Texas                 United HealthCare Services,
                                                              Inc.
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United HealthCare of Utah               Utah                  United HealthCare Services,
                                                              Inc.
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United HealthCare of Virginia, Inc.     Virginia              United HealthCare Services,
                                                              Inc.
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United HealthCare of Washington, Inc.   Washington            United HealthCare Services,
                                                              Inc.
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United HealthCare of the                Maryland              United HealthCare Services,
Mid-Atlantic, Inc.                                            Inc.
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United HealthCare of the Midlands       Nebraska              United HealthCare Services,
Network, Inc.                                                 Inc.
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United HealthCare of the Midlands,      Nebraska              United HealthCare Services,
Inc.                                                          Inc.
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CAC Medical Centers, Inc.               Florida               United HealthCare Services,
                                                              Inc.
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Commonwealth Physicians Services, Inc.  Kentucky              United HealthCare Services,
                                                              Inc.
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Coordinated Vision Care, Inc.           Delaware              United HealthCare Services,
                                                              Inc.
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GenCare Dental Plan, Inc.               Missouri              United HealthCare Services,
                                                              Inc.
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HealthPartners of Arizona, Inc.         Arizona               United HealthCare Services,
                                                              Inc.
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HealthWise of Arkansas, Inc.            Tennessee             United HealthCare Services,
                                                              Inc.
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MetraComp, Inc.                         Connecticut           United HealthCare Services,
                                                              Inc.
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PrimeCare Health Plan, Inc.             Wisconsin             United HealthCare Services,
                                                              Inc.
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United Behavioral Health                California            United HealthCare Services,
                                                              Inc.
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United HealthCare Service Corp.         New York              United HealthCare Services,
                                                              Inc.
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